Putnam
Pennsylvania
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

This is the last letter to you and the other shareholders of Putnam Pennsylvania Tax Exempt Income Fund that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside.

In June, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

In one final piece of news, I am pleased to announce the appointment of Susan A. McCormack as your fund's manager. Before joining Putnam as a tax-exempt bond analyst in 1994, Susan was with Merrill Lynch. She has 13 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 19, 2000


Report from the Fund Manager

Susan A. McCormack

Fixed-income investors had a tough time making money in 1999. A strong U.S. economy and tight labor markets prompted the Federal Reserve Board to raise interest rates on three occasions, which made the yields on existing bonds less attractive. Although bond prices suffered and Putnam Pennsylvania Tax Exempt Income Fund's returns for the six months ended November 30 reflect this unfavorable environment, we took advantage of opportunities to boost the fund's yield and position the portfolio for the next turn in the market. The fund's 30-day SEC yield for class A shares at NAV increased more than a full percentage point during the period to 4.96% on November 30, 1999, equivalent to an 8.45% after-tax yield for investors in Pennsylvania's top tax bracket.

Total return for 6 months ended 11/30/99

              Class A         Class B          Class M
            NAV     POP     NAV     CDSC     NAV     POP
-------------------------------------------------------------------------
           -3.40%  -7.94%  -3.72%  -8.42%   -3.54%   -6.71%
-------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.


* FUND'S CONSERVATIVE APPROACH HELPS

Your fund's chief investment objective is tax-free income. Where possible, we also try to achieve the best total return with the least amount of risk. This conservative approach means we are more likely to outperform in a down market than to be industry leaders in an up market. Although performance for this period was negative, the fund's makeup at the start of the period enabled us to avoid greater losses.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*


Health care          23.6%

Education            18.1%

Water and
sewer                11.3%

Transportation       10.5%

Utilities             7.2%

Footnote reads:
*Based on net assets as of 11/30/99. Holdings will vary over time.


We began the fiscal year with a healthy amount of money invested in short-term bonds, those maturing in less than five years. All bonds share an inverse relationship with interest rates -- that is, their prices tend to decline as rates rise -- but short-term instruments are generally less sensitive to rate increases than longer-term bonds. Our roughly 20% weighting in these short-term investments provided a buffer against some of the market's selloff. The fund's modest holdings of higher-yielding, lower-rated bonds also helped. From a credit standpoint, bonds rated below investment grade are riskier investments. However, when interest rates are rising these lower-rated bonds tend to be relatively stable as long as investors are earning premium yields.

* STRATEGY FOCUSED ON HIGHER YIELDS

After nine consecutive years of economic growth, most states in the Union are running fiscal surpluses, and Pennsylvania is no exception. With tax revenues high, municipalities have fewer reasons to take on additional debt, so new bond issuance is down sharply. The dearth of new issues this year has prompted money managers to look for opportunity in the secondary market, and the selloff provided plenty of it.

As the period progressed, we pared back our short-term holdings and bought long-term bonds on weakness. The transfer of assets from short- to long-term investments helped the fund in two ways. First, we were able to increase the fund's yield more than a full percentage point without increasing our exposure to credit risk. Second, by adding bonds with greater sensitivity to interest rates, we believe the fund is better positioned for a positive turn in the market.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aa/AA -- 4.8%

A -- 4.6%

Baa/BBB -- 32.3%

Ba/BB -- 5.2%

B -- 0.4%

Other -- 1.4%

Aaa/AAA -- 51.3%

Footnote reads:
*As a percentage of market value as of 11/30/99. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Within the municipal market, we also found opportunity in weaker sectors, including the hospital sector. Hospitals continue to suffer from the Balanced Budget Act of 1996, which set reimbursement limits for Medicare patients regardless of cost and effectively capped hospital income. Hospitals have also been the victims of poor management, acquiring physician practices and HMOs, for example, that eventually lost far more money than they earned. Although many hospital issues remained downtrodden throughout the period, some have begun to shape up. With our staff of seasoned analysts, we believe we have the ability to pick and choose successfully in this distressed sector. One opportunity we took advantage of during the period was a bond for Bloomsberg Hospital, offering a 6% yield on a depressed price. While this holding and others discussed in this report were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.


For the 12 months ended December 31, 1999, the fund's class A share return ranked in the top third of its peers (20 out of 60 Pennsylvania tax-free funds), according to Lipper.

Lipper is an industry research firm, whose rankings are based on total return performance, vary overtime, and do not reflect the effects of sales charges. The fund's class A shares ranked 20 out of 60 (33rd percentile), 32 out of 50 (63rd percentile), and 4 out of 12 (31st percentile) for l- 5- and 10-year performance, respectively, as of 12/31/99. Performance of other share classes will vary. Past performance is not indicative of future results.


Thousands of projects, just two types of bonds

Although municipal bonds are used to finance thousands of different public projects, from highways to water treatment plants, there are only two basic types of bonds. The difference is in how each type repays its investors. With general obligation bonds (GOs), investors receive their interest and principal from property taxes. The bonds are secured by the ability of the municipality to raise taxes. Cities and towns usually issue general obligation bonds to finance schools, parks, or public building projects. Revenue bonds, on the other hand, are repaid through fees derived from tolls, charges, or rents. Highways, bridges, and water and sewage treatment plants are typical projects financed or improved by revenue bond proceeds. Industrial revenue bonds operate under the same principle but are used to finance projects for corporations and other private users in cases where a state or local government thinks the project is good for the community.


Outside the hospital sector, the pickings were slimmer. Our purchases included two Philadelphia school district bonds bought with the proceeds from sales of Puerto Rico bonds. Occasionally, we look to Puerto Rico as a source of portfolio diversification because municipal bonds issued by the commonwealth offer tax-free yields to U.S. residents. As state issuance has dropped around the Continental United States, investors have bid up the prices of Puerto Rico municipal bonds despite a generally higher degree of credit risk. We sold several Puerto Rico holdings at a premium during the period, including Puerto Rico Electric and Puerto Rico Highway, and these sales reduced the fund's overall stake in the island to 3.63% at the end of November.

* TAX-EFFICIENT INVESTING

One of the byproducts of active portfolio management is the generation of capital gains distributions. When the fund sells a holding at a profit, the gain must by law be passed to shareholders unless offset by capital losses. Unlike income distributions, which are generally tax free, capital gains are taxable at a 20% rate. Since shareholders in the fund generally wish to limit the taxes they pay, we try to make our portfolio decisions tax efficient by either trading less or offsetting capital gains with losses. During the period just ended, the market afforded us ample opportunity to make use of tax losses while accomplishing some of our other objectives. The following is a good example. At the start of the period, we bought $5 million worth of a Westmoreland County bond earning a 5.32% yield. By the end of the period, the price had declined enough so that the yield, which moves in the opposite direction, had risen to 6.24%. Just after the close of the period, we sold the Westmoreland issue at a loss and purchased Bethlehem Water bonds yielding 6.24% and 6.23% with maturity dates farther in the future. In short, we used the tax loss to offset gains in other areas and secured a higher yield for a longer period of time.

* OPTIMISTIC OUTLOOK FAVORS LONG-TERM BONDS

Our outlook is cautiously optimistic. Municipal bond yields have risen and the fund is earning more income than just six months ago. Prices are cheap in our estimation. We have taken advantage of this opportunity by purchasing longer-term bonds that are more sensitive to changes in interest rates. If rates change direction and start falling, the fund should benefit. If rates rise further, we intend to add to our long-term position. Either way, we believe the fund is well positioned for the balance of fiscal year 2000.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/99, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Pennsylvania Tax Exempt Income Fund is designed for investors seeking high current income free from federal and state income taxes, consistent with capital preservation.


TOTAL RETURN FOR PERIODS ENDED 11/30/99

                       Class A            Class B           Class M
(inception dates)     (7/21/89)          (7/15/93)          (7/3/95)
                    NAV       POP      NAV      CDSC      NAV      POP
---------------------------------------------------------------------------
6 months           -3.40%    -7.94%   -3.72%   -8.42%    -3.54%   -6.71%
---------------------------------------------------------------------------
1 year             -3.04     -7.66    -3.57    -8.14     -3.33    -6.52
---------------------------------------------------------------------------
5 years            35.63     29.18    31.30    29.30     33.43    29.15
Annual average      6.28      5.25     5.60     5.27      5.94     5.25
---------------------------------------------------------------------------
10 years           88.86     79.91    75.04    75.04     81.91    75.99
Annual average      6.56      6.05     5.76     5.76      6.17     5.82
---------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/99

                 Lehman Bros. Municipal       Consumer
                       Bond Index           price index
---------------------------------------------------------------------------
6 months                 -1.87%                1.32%
---------------------------------------------------------------------------
1 year                   -1.08                 2.68
---------------------------------------------------------------------------
5 years                  43.85                12.49
Annual average            7.54                 2.38
---------------------------------------------------------------------------
10 years                 97.86                33.76
Annual average            7.06                 2.95
---------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/99

                                  Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)               6               6               6
------------------------------------------------------------------------------
Income                           $0.231849       $0.202928       $0.218697
------------------------------------------------------------------------------
Capital gains1                       --              --              --
------------------------------------------------------------------------------
 Total                           $0.231849       $0.202928       $0.218697
------------------------------------------------------------------------------
Share value:                   NAV       POP         NAV       NAV       POP
------------------------------------------------------------------------------
5/31/99                       $9.12     $9.57      $9.11     $9.12     $9.43
-----------------------------------------------------------------------------
11/30/99                       8.58      9.01       8.57      8.58      8.87
-----------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------
Current dividend rate2         5.44%     5.18%      4.80%     5.15%     4.98%
-----------------------------------------------------------------------------
Taxable equivalent3            9.27      8.82       8.18      8.77      8.48
-----------------------------------------------------------------------------
Current 30-day SEC yield4      4.96      4.72       4.30      4.66      4.51
-----------------------------------------------------------------------------
Taxable equivalent3            8.45      8.04       7.32      7.94      7.68
-----------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 41.29% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/99 (most recent calendar quarter)

                        Class A            Class B           Class M
(inception dates)      (7/21/89)          (7/15/93)          (7/3/95)
                     NAV       POP      NAV      CDSC      NAV      POP
--------------------------------------------------------------------------
6 months            -3.22%    -7.84%   -3.54%   -8.25%    -3.37%   -6.50%
--------------------------------------------------------------------------
1 year              -4.23     -8.75    -4.86    -9.40     -4.62    -7.70
--------------------------------------------------------------------------
5 years             30.87     24.62    26.68    24.72     28.88    24.67
Annual average       5.53      4.50     4.84     4.52      5.20     4.51
--------------------------------------------------------------------------
10 years            86.24     77.38    72.68    72.68     79.51    73.65
Annual average       6.42      5.90     5.61     5.61      6.03     5.67
--------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




The fund's portfolio
November 30, 1999 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC                 -- AMBAC Indemnity Corporation
COP                   -- Certificate of Participation
FGIC                  -- Financial Guaranty Insurance Company
FHA Insd.             -- Federal Housing Administration Insured
FSA                   -- Financial Security Assurance
G.O. Bonds            -- General Obligation Bonds
IFB                   -- Inverse Floating Rate Bonds
MBIA                  -- Municipal Bond Investors Assurance Corporation
VRDN                  -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (100.9%) (a)
PRINCIPAL AMOUNT                                                                                RATING (RAT)         VALUE
Pennsylvania (97.5%)
--------------------------------------------------------------------------------------------------------------------------
                     Allegheny Cnty. G.O. Bonds, Ser. C-49 MBIA
     $    1,280,000    5s, 4/1/09                                                               Aaa         $    1,259,200
          2,115,000    5s, 4/1/08                                                               Aaa              2,091,206
          3,000,000  Allegheny Cnty., Arpt. Rev. Bonds (Pittsburgh
                       Intl. Arpt.), Ser. A, MBIA, 5 3/4s, 1/1/14                               Baa1             3,018,750
          5,000,000  Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
                       (Robert Morris College), Ser. A, 6 1/4s, 2/15/26                         Baa3             4,900,000
                     Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
          2,450,000    (Childrens Hosp.), MBIA, 5 3/8s, 7/1/17                                  Aaa              2,327,500
          3,450,000    (South Hills Hlth.), Ser. A, MBIA, 5 1/8s, 5/1/25                        A2               2,850,563
                     Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
          1,790,000    (Med. Ctr.), FHA Insd., 6 3/4s, 2/1/26                                   AAA              1,848,175
          4,305,000    (Environmental Impt. -- USX Corp.), 6s, 1/15/14                          Baa2             4,175,850
          4,000,000    (Environmental Impt. -- USX Corp.), Ser. A,
                       5.6s, 9/1/30                                                             Baa2             3,485,000
                     Allentown, Hosp. Auth. Rev. Bonds
                       (Sacred Heart Hosp.), Ser. A
          6,650,000    6 3/4s, 11/15/14                                                         Baa2             6,816,250
          1,200,000    6 1/2s, 11/15/08                                                         Baa2             1,230,000
          1,500,000  Blair Cnty., Hosp. Auth. Rev. Bonds (Altoona Hosp.),
                       AMBAC, 6 1/2s, 7/1/22                                                    Aaa              1,603,125
            660,000  College Township, Indl. Dev. Auth. 1st Mtge. Hlth.
                       Fac. Rev. Bonds (Nittany Valley Rehab. Hosp.),
                       7 5/8s, 11/1/07                                                          BBB-/P             691,350
            775,000  Columbia Cnty., Hosp. Auth. Healthcare Rev. Bonds
                       (Bloomsburg Hosp.), 5.9s, 6/1/29                                         BBB-               671,344
          2,500,000  Dauphin Cnty., Gen. Auth. Rev. Bonds
                       (Office & Pkg.), Ser. A, 6s, 1/15/25                                     BB-/P            2,278,125
          2,300,000  Dauphin Cnty., Gen. Auth. Hosp. Rev. Bonds
                       (Northwest Med. Ctr.), 8 5/8s, 10/15/13                                  BBB-             2,587,500
          1,000,000  Dauphin Cnty., Indl. Dev. Auth. Wtr. Rev. Bonds
                       (Dauphin Cons. Wtr. Supply), Ser. A, 6.9s, 6/1/24                        A                1,112,500
          2,200,000  Delaware Cnty., College Auth. Rev. Bonds
                       (Neumann College), Ser. A, 5 3/8s, 10/1/26                               BBB-             1,897,500
                     Delaware Cnty., Hosp. Auth. Rev. Bonds
                       (Crozer-Chester Med. Ctr.)
          1,000,000    MBIA, 7 1/2s, 12/15/20                                                   Aaa              1,054,890
          1,000,000    6s, 12/15/20                                                             Baa1               922,500
          3,235,000    Ser. A, 5.3s, 12/1/27                                                    Baa1             2,616,306
          4,000,000  Delaware Cnty., Indl. Dev. Auth. Resource Recvy.
                       Rev. Bonds, Ser. A, 6.1s, 7/1/13                                         BB-              3,745,000
          3,000,000  Delaware Valley, Regl. Fin. Auth. Local Govt.
                       Rev. Bonds, Ser. B, AMBAC, 5.7s, 7/1/27                                  Aaa              2,921,250
          4,100,000  Doylestown, Hosp. Auth. Rev. Bonds (Doylestown
                       Hosp. Pine Run), Ser. A, 7.2s, 7/1/23                                    AAA/P            4,515,125
                     Erie, Higher Ed. Bldg. Auth. College Rev. Bonds
          2,000,000    (Gannon U.), Ser. D, 5.85s, 6/1/15                                       Baa2             1,895,000
          1,865,000    (Mercyhurst College), Ser. A, 5 3/4s, 3/15/20                            BBB              1,736,781
            750,000    (Mercyhurst College), Ser. A, 5 3/4s, 3/15/13                            BBB                721,875
          3,500,000  Erie, Wtr. Auth. Rev. Bonds, 7 1/8s, 12/1/11 (SEG)                         BBB              3,688,125
                     Erie-Western PA Port Auth. Rev. Bonds
            750,000    8 5/8s, 6/15/10                                                          BBB/P              782,625
            915,000    6 7/8s, 6/15/16                                                          BBB/P              951,600
          1,365,000    6 1/4s, 6/15/10                                                          BBB/P            1,412,775
          2,000,000  Exeter Township, Swr. Auth. Rev. Bonds, MBIA,
                       6.2s, 7/15/22                                                            Aaa              2,087,500
          2,100,000  General Mclane School Dist. G.O. Bonds, FGIC,
                       5 3/4s, 5/15/17                                                          Aaa              2,207,625
          1,200,000  Gettysburg, Muni. Auth. College Rev. Bonds
                       (Gettysburg College), Ser. B, AMBAC,
                       4 3/4s, 8/15/18                                                          Aaa              1,035,000
          4,150,000  Harrisburg, Auth. Wtr.IFB, FGIC, 7.47s, 6/18/15                            Aaa              4,227,813
          2,350,000  Hazleton, Hlth. Svcs. Auth. Rev. Bonds
                       (St. Joseph Med. Ctr.), 6.2s, 7/1/26                                     BBB+             2,167,875
          5,050,000  Lehigh Cnty., Indl. Dev. Auth. Poll. Control IFB
                       (PA Pwr. & Lt. Co.), 8.362s, 9/1/29
                       (acquired 6/20/95, cost $5,572,473) (RES)                                AAA/P            5,390,875
                     Lehigh Cnty., Indl. Dev. Auth. Poll. Control Rev. Bonds
          3,575,000    (PA Pwr. & Lt. Co.), Ser. B, MBIA, 6.4s, 9/1/29                          Aaa              3,695,656
          3,000,000    (PA Pwr. & Ltg. Co.), Ser. A, MBIA, 5 1/2s, 2/15/27                      Aaa              2,786,250
          2,000,000  Luzerne Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Gas & Wtr. Co.), Ser. B, 7 1/8s, 12/1/22                                A                2,120,000
          1,345,000  McKeesport, Hosp. Auth. Rev. Bonds, 6 1/4s, 7/1/03                         Baa2             1,387,031
          2,000,000  Montgomery Cnty., Higher Ed. & Hlth. Auth. Hosp.
                       IFB (Abington Hosp.), Ser. A, AMBAC,
                       8.695s, 7/5/11                                                           Aaa              2,160,000
          3,000,000  Montgomery Cnty., Higher Ed. & Hlth. Auth. Hosp.
                       Rev. Bonds (Sacred Heart Hosp. Norristown),
                       Ser. A, MBIA, 6.8s, 2/1/13                                               Aaa              3,010,650
          3,000,000  New Morgan, Indl. Dev. Auth. Solid Waste Disp.
                       Rev. Bonds (New Morgan Landfill Co., Inc.),
                       6 1/2s, 4/1/19                                                           BB-              2,898,750
            880,000  Northampton Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Citizens Util. Co.), 6.95s, 8/1/15                                      A+                 911,733
          2,000,000  Northeastern PA Hosp. & Edl. Auth. College
                       Rev. Bonds (Kings College), Ser. B, 6s, 7/15/11                          BBB              1,995,000
                     PA Convention Ctr. Auth. Rev. Bonds
          1,150,000    MBIA, 6 3/4s, 9/1/19                                                     Aaa              1,250,625
          5,000,000    Ser. A, 6 3/4s, 9/1/19                                                   Baa3             5,212,500
          3,000,000  PA Econ. Dev. Fin. Auth. Indl. Dev. Rev. Bonds
                       (GEHL Co. Inc.), 9s, 9/1/10                                              BBB/P            3,149,970
          4,000,000  PA Econ. Dev. Fin. Auth. Rev. Bonds
                       (MacMillan Ltd. Partnership), 7.6s, 12/1/20                              A2               4,600,000
                     PA G.O. Bonds (Canon McMillan School Dist.)
          3,200,000    FGIC, zero %, 12/1/19                                                    AAA                976,000
          3,230,000    FGIC, zero %, 12/1/18                                                    AAA              1,053,788
          2,000,000    FGIC, zero %, 12/1/17                                                    AAA                700,000
          2,600,000  PA Gas Works Rev. Bonds, Ser. 2, FSA,
                       5 1/2s, 7/1/16                                                           AAA              2,535,000
                     PA Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
            135,000    Ser. 29, 7 3/8s, 10/1/16                                                 AA+                135,159
          1,150,000    Ser. 33, 6.9s, 4/1/17                                                    AA+              1,194,563
          3,650,000    Ser. 61A, 5 1/2s, 4/1/29                                                 AA+              3,344,313
          2,000,000  PA School Dist. G.O. Bonds, Ser. C, MBIA,
                       5 1/2s, 3/1/24                                                           Aaa              1,880,000
          7,830,000  PA State COP, Ser. A, AMBAC, 5s, 7/1/15                                    Aaa              7,144,875
                     PA State Econ. Dev. Fin. Auth. Resource Recvy.
                       Rev. Bonds
          2,490,000    Ser. D, 7.15s, 12/1/18                                                   BBB-             2,611,388
          1,000,000    (Colver), Ser. D, 7 1/8s, 12/1/15                                        BBB-             1,047,500
          1,500,000    (Northhampton), Ser. B, 6 3/4s, 1/1/07                                   BBB-/P           1,548,750
          2,300,000    (Northampton Generating), Ser. A, 6.6s, 1/1/19                           BBB-             2,337,375
          2,000,000    (Northampton Generating), Ser. A, 6 1/2s, 1/1/13                         BBB-             2,025,000
                     PA State Higher Ed. Assistance Agcy. IFB, Ser. B
          3,850,000    AMBAC, 8.381s, 3/1/22                                                    Aaa              3,989,563
          2,400,000    MBIA, 8.253s, 3/1/20                                                     Aaa              2,766,000
          4,450,000  PA State Higher Ed. Assistance Agcy. Student Loan,
                       Ser. A&B, 7 1/4s, 7/1/18 (acquired various dates
                       from 1/8/97 to 3/18/98, cost $4,651,703)
                       (In default) (NON) (RES)                                                 CCC              1,468,500
                     PA State Higher Ed. Fac. Auth. College &
                       U. Rev. Bonds
          2,500,000    (Duquesne U.), Ser. C, MBIA, 6 3/4s, 4/1/20                              Aaa              2,581,250
          2,600,000    (Allegheny College), Ser. B, 6 1/8s, 11/1/13                             BBB+             2,632,500
                     PA State Higher Ed. Fac. Auth. Rev. Bonds
          3,000,000    (Med. College), Ser. A, 7 3/8s, 3/1/21                                   AAA              3,165,000
          9,500,000    (U. of Pennsylvania), 4 3/4s, 7/15/33                                    Aa2              7,611,875
                     PA State, Tpk. Comm. Oil Franchise Tax Rev. Bonds
          4,135,000    6.6s, 12/1/10 (acquired 8/7/98, cost $4,561,897) (RES)                   AAA              4,176,350
          3,250,000    Ser. B, AMBAC, 4 3/4s, 12/1/27                                           Aaa              2,685,313
          2,000,000  Philadelphia, G.O. Bonds, FGIC, 4 3/4s, 5/15/20                            Aaa              1,710,000
          2,220,000  Philadelphia, Auth. For Indl. Dev. Arpt. Rev. Bonds
                       (Aero Philadelphia LLC), 5 1/2s, 1/1/24                                  BB/P             1,909,200
                     Philadelphia, Gas Works Rev. Bonds
          1,225,000    Ser. 13, 7.7s, 6/15/21                                                   Aaa              1,309,219
          2,550,000    FSA, 6 3/8s, 7/1/26                                                      Aaa              2,610,563
                     Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                       Rev. Bonds
            500,000    (Graduate Hlth. Syst.), 7s, 7/1/01
                       (acquired 1/30/98, cost $499,375) (In default) (NON) (RES)               B2                 165,000
          1,315,000    (Graduate Hlth. Syst.), 6 5/8s, 7/1/21
                       (acquired various dates from 3/18/97 to
                       1/22/98, cost $1,301,113) (In default) (NON) (RES)                       B2                 433,950
          4,600,000    (Jeanes Hlth. Syst.), 6.6s, 7/1/10                                       BBB+             4,709,250
          5,150,000  Philadelphia, Indl. Dev. Auth. Rev. Bonds
                       (Gallery II Garage), 6.4s, 2/15/13                                       BBB-/P           5,137,125
          1,000,000  Philadelphia, Muni. Auth. Rev. Bonds, Ser. B, FGIC,
                       7 1/8s, 11/15/18                                                         Aaa              1,071,250
          2,000,000  Philadelphia, School Dist. G.O. Bonds, Ser. A,
                       AMBAC, 6 1/4s, 9/1/09                                                    Aaa              2,172,500
          3,250,000  Philadelphia, Wtr. & Swr. Rev. Bonds, Ser. 16, FSA,
                       7s, 8/1/21                                                               Aaa              3,453,125
                     Philadelphia, Wtr. & Wastewtr. Rev. Bonds
          3,400,000    MBIA, 6 1/4s, 8/1/09                                                     Aaa              3,689,000
          3,000,000    MBIA, 6 1/4s, 8/1/08                                                     Aaa              3,247,500
          4,160,000  Pittsburgh, G.O. Bonds, AMBAC, 5 1/2s, 9/1/14                              Aaa              4,128,800
          1,435,000  Pittsburgh, Urban Redev. Auth. Rev. Bonds, Ser. C,
                       5.9s, 10/1/22                                                            AAA              1,406,300
          2,850,000  Pittsburgh, Wtr. & Swr. Auth. Rev. Bonds, Ser. 415,
                       9.1s, 9/1/13 (acquired 9/3/98, cost $3,950,727) (RES)                    Aaa              3,377,250
          2,000,000  Pottsville, Hosp. Auth. Rev. Bonds (Pottsville Hosp.
                       & Warne Clinic), 7 1/4s, 7/1/24                                          BB/P             2,237,500
          1,000,000  Schuylkill Cnty., Redev. Auth. Lease Rev. Bonds,
                       Ser. A, FGIC, 7 1/8s, 6/1/13                                             Aaa              1,057,500
          3,000,000  Scranton-Lackawanna, Hlth. & Welfare Auth.
                       Rev. Bonds (Moses Taylor Hosp.), Ser. B,
                       8 1/2s, 7/1/20                                                           AAA              3,247,500
          1,000,000  Smithfield, Swr. Auth. Gtd. Rev. Bonds,
                       8 5/8s, 1/15/11                                                          AAA/P            1,047,500
          2,470,000  Trafford, School Dist. Rev. Bonds, MBIA, 6.6s, 5/1/08                      Aaa              2,704,650
            400,000  Washington Cnty., Indl. Dev. Auth. 1st Mtge.
                       Rev. Bonds (AHF/Central States Inc.),
                       10 1/4s, 11/1/19                                                         B-/P               408,000
          5,000,000  Westmoreland Cnty., Muni. Auth. Svc. Rev. Bonds,
                       Ser. A, MBIA, 8/15/23                                                    AAA              1,200,000
          3,000,000  Wilkes-Barre, School Dist. Rev. Bonds, FGIC,
                       6 3/8s, 4/1/15                                                           Aaa              3,225,000
          1,800,000  Wilkins Area, Indl. Dev. Auth. 1st Mtge. Rev. Bonds
                       (Fairview Extended Care), Ser. A, 10 1/4s, 1/1/21                        Aaa              1,961,874
          1,030,000  York Cnty., Hosp. Auth. Rev. Bonds (Hlth. Ctr. Village
                       at Sprenkle Drive), Ser. A, 7 3/4s, 4/1/21                               AAA/P            1,122,700
          1,330,000  York Cnty., Indl. Dev. Auth. lst Mtge. Hlth. Fac.
                       Rev. Bonds (Rehabilitation Hosp. of York),
                       7 1/2s, 9/1/07                                                           BBB-/P           1,388,184
                                                                                                            --------------
                                                                                                               243,843,145

Puerto Rico (3.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA,
                       3.4s, 12/1/15                                                            VMIG1            2,000,000
            200,000  Cmnwlth. of PR, IFB, MBIA, 8.91s, 7/1/08                                   AAA                213,250
          3,500,000  Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                       Ser. T, 6 5/8s, 7/1/12                                                   Aaa              3,745,000
          2,500,000  Cmnwlth. of PR, Hwy. Auth. Rev. Bonds, Ser. Q,
                       7 3/4s, 7/1/10                                                           AAA              2,606,350
                                                                                                            --------------
                                                                                                                 8,564,600
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $260,578,850) (b)                                              $  252,407,745
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $250,189,226.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      November 30, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1999. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $260,578,850, resulting in gross unrealized appreciation and depreciation of $5,454,847 and $13,625,952 respectively, or net unrealized depreciation of $8,171,105.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 1999 was $15,011,925 or 6.0% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1999.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 1999.

      The fund had the following industry group concentrations greater than 10% at November 30, 1999 (as a percentage of net assets):

          Health care          23.6%
          Education            18.1
          Water & sewer        11.3
          Transportation       10.5

      The fund had the following insurance concentrations greater than 10% at November 30, 1999 (as a percentage of net assets):

          MBIA                 18.3%
          AMBAC                11.1


-------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1999 (Unaudited)

                                     Aggregate Face     Expiration  Unrealized
                         Total Value      Value            Date    Depreciation
-------------------------------------------------------------------------------
Municipal Bond Index
(Long)                   $7,150,000    $7,289,477         Dec-99    $(139,477)
Municipal Bond Index
(Long)                    3,181,125     3,182,539         Mar-00       (1,414)
-------------------------------------------------------------------------------
                                                                    $(140,891)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
November 30, 1999 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $260,578,850) (Note 1)                                            $252,407,745
-----------------------------------------------------------------------------------------------
Cash                                                                                  1,417,116
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                        4,751,014
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  125,633
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                          924,085
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                          40,501
-----------------------------------------------------------------------------------------------
Total assets                                                                        259,666,094

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   557,537
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      8,100,580
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              318,478
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            320,073
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               18,529
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            10,720
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,058
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  118,191
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   31,702
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     9,476,868
-----------------------------------------------------------------------------------------------
Net assets                                                                         $250,189,226

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $261,168,589
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            108,676
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (2,776,043)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                           (8,311,996)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $250,189,226

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($159,569,366 divided by 18,607,814 shares)                                               $8.58
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.58)*                                    $9.01
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($87,981,617 divided by 10,272,088 shares)+                                               $8.57
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,638,243 divided by 307,423 shares)                                                    $8.58
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.58)**                                   $8.87
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended November 30, 1999 (Unaudited)
Tax exempt interest income:                                                        $  8,064,460
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        689,084
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          139,723
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         5,821
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          3,131
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   169,243
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   395,945
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                     6,570
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                   9,889
-----------------------------------------------------------------------------------------------
Auditing                                                                                 22,721
-----------------------------------------------------------------------------------------------
Legal                                                                                     4,494
-----------------------------------------------------------------------------------------------
Postage                                                                                   7,163
-----------------------------------------------------------------------------------------------
Other                                                                                    17,595
-----------------------------------------------------------------------------------------------
Total expenses                                                                        1,471,379
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (26,059)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          1,445,320
-----------------------------------------------------------------------------------------------
Net investment income                                                                 6,619,140
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                       (493,565)
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                        (528,890)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the period                                                 (15,309,153)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (16,331,608)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                               $ (9,712,468)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                    November 30          May 31
                                                                                          1999*            1999
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $  6,619,140    $ 13,242,425
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                              (1,022,455)        457,099
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                          (15,309,153)     (9,168,628)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                      (9,712,468)      4,530,896
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                          (4,452,110)     (9,139,589)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (2,145,559)     (4,093,772)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (65,414)       (116,254)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                                  --      (1,742,908)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                                  --        (903,508)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                                  --         (24,458)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                        (14,572,431)     13,057,811
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             (30,947,982)      1,568,218

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 281,137,208     279,568,990
---------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $108,676 and $152,619 respectively)                                      $250,189,226    $281,137,208
---------------------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                              Six months
                                                 ended
Per-share                                     November 30
operating performance                         (Unaudited)                             Year ended May 31
---------------------------------------------------------------------------------------------------------------------------------
                                                  1999             1999             1998             1997             1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                               9.12             9.49            $9.21            $9.08            $9.24
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                              .23              .46              .49              .50              .51
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        (.54)            (.28)             .31              .20             (.16)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             (.31)             .18              .80              .70              .35
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.23)            (.46)            (.48)            (.49)            (.51)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --             (.09)            (.04)            (.08)              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                               (.23)            (.55)            (.52)            (.57)            (.51)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $8.58            $9.12            $9.49            $9.21            $9.08
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                           (3.40)*           1.91             8.92             7.94             3.82
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $159,569         $179,327         $187,272         $185,041         $183,117
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                          .44*             .98              .98              .98              .98
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         2.62*            4.89             5.16             5.39             5.46
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            2.76*           14.28            40.76            38.10            41.40
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year end advanced from February 28 to May 31.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS A (continued)
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                Three months
Per-share                                                                                           ended         Year ended
operating performance                                                                               May 31        February 28
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1995++           1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                                                                                 $8.98            $9.39
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                 .13              .53
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                            .26             (.40)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                 .39              .13
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                    (.13)            (.53)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                         --             (.01)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                  (.13)            (.54)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                       $9.24            $8.98
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                               4.39*            1.60
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                   $178,785         $171,568
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                             .21*             .92
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                            1.44*            5.94
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                               4.15*           26.09
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year end advanced from February 28 to May 31.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                              Six months
                                                 ended
Per-share                                     November 30
operating performance                         (Unaudited)                             Year ended May 31
---------------------------------------------------------------------------------------------------------------------------------
                                                  1999             1999             1998             1997             1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                              $9.11            $9.48            $9.20            $9.07            $9.23
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                              .20              .40              .42              .44              .44
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        (.54)            (.28)             .32              .20             (.15)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             (.34)             .12              .74              .64              .29
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.20)            (.40)            (.42)            (.43)            (.45)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --             (.09)            (.04)            (.08)              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                               (.20)            (.49)            (.46)            (.51)            (.45)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $8.57            $9.11            $9.48            $9.20            $9.07
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                           (3.72)*           1.24             8.22             7.24             3.14
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $87,982          $98,447          $90,303          $77,399          $65,669
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                          .77*            1.63             1.63             1.63             1.62
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         2.29*            4.24             4.51             4.73             4.78
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            2.76*           14.28            40.76            38.10            41.40
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year end advanced from February 28 to May 31.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS B (continued)
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                Three months
Per-share                                                                                           ended        Year ended
operating performance                                                                              May 31        February 28
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1995++           1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                                                                                 $8.97            $9.38
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                 .11              .47
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                            .27             (.40)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                 .38              .07
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                    (.12)            (.47)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                         --             (.01)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                  (.12)            (.48)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                       $9.23            $8.97
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                               4.23*            0.93
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                    $44,252          $36,670
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                             .38*            1.57
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                            1.26*            5.23
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                               4.15*           26.09
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year end advanced from February 28 to May 31.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).



Financial highlights
(For a share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                              Six months
                                                 ended                                                         For the period
Per-share                                     November 30                                                       July 3, 1995+
operating performance                         (Unaudited)                     Year ended May 31                   to May 31
---------------------------------------------------------------------------------------------------------------------------------
                                                  1999             1999             1998             1997             1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                              $9.12            $9.49            $9.22            $9.09            $9.10
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                              .22              .43              .46              .47              .44
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        (.54)            (.28)             .30              .21             (.01)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             (.32)             .15              .76              .68              .43
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.22)            (.43)            (.45)            (.47)            (.44)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --             (.09)            (.04)            (.08)              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                               (.22)            (.52)            (.49)            (.55)            (.44)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $8.58            $9.12            $9.49            $9.22            $9.09
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                           (3.54)*           1.60             8.47             7.61             4.70*
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $2,638           $3,363           $1,994             $660             $337
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                          .59*            1.28             1.28             1.28             1.13*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         2.47*            4.59             4.85             5.04             4.49*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            2.76*           14.28            40.76            38.10            41.40
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year end advanced from February 28 to May 31.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).



Notes to financial statements
November 30, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam Pennsylvania Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Pennsylvania personal income tax as Putnam Investment Management, Inc., ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a diversified portfolio of Pennsylvania tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 1999, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly.Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion, and 0.330% thereafter. On June 4, 1999, the trustees approved a management fee schedule which became effective on July 1, 1999, based upon the lesser of
(I) an annual rate of 0.50% of the average net asset value of the fund or
(ii) the initial tiers mentioned above.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1999, fund expenses were reduced by $26,059 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $557 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended November 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $9,969 and $187 from the sale of class A and class M shares, respectively and $134,889 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended November 30, 1999, purchases and sales of investment securities other than short-term investments aggregated $7,263,824 and $19,024,327, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended November 30, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,162,388       $ 10,208,185
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      293,363          2,567,491
-----------------------------------------------------------------------------
                                                 1,455,751         12,775,676

Shares
repurchased                                     (2,516,988)       (22,076,767)
-----------------------------------------------------------------------------
Net decrease                                    (1,061,237)      $ (9,301,091)
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,873,907        $26,965,937
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      685,831          6,400,031
-----------------------------------------------------------------------------
                                                 3,559,738         33,365,968

Shares
repurchased                                     (3,616,548)       (33,827,464)
-----------------------------------------------------------------------------
Net decrease                                       (56,810)       $  (461,496)
-----------------------------------------------------------------------------

                                           Six months ended November 30, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        596,007        $ 5,239,653
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      150,375          1,314,182
-----------------------------------------------------------------------------
                                                   746,382          6,553,835

Shares
repurchased                                     (1,285,143)       (11,266,299)
-----------------------------------------------------------------------------
Net decrease                                      (538,761)       $(4,712,464)
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,135,123        $19,982,461
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      335,184          3,123,172
-----------------------------------------------------------------------------
                                                 2,470,307         23,105,633

Shares
repurchased                                     (1,184,516)       (11,065,780)
-----------------------------------------------------------------------------
Net increase                                     1,285,791        $12,039,853
-----------------------------------------------------------------------------

                                           Six months ended November 30, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         79,309          $ 697,485
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        5,058             44,102
-----------------------------------------------------------------------------
                                                    84,367            741,587

Shares
repurchased                                       (145,657)        (1,300,463)
-----------------------------------------------------------------------------
Net decrease                                       (61,290)         $(558,876)
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        171,232         $1,597,191
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       10,853            101,148
-----------------------------------------------------------------------------
                                                   182,085          1,698,339

Shares
repurchased                                        (23,439)          (218,885)
-----------------------------------------------------------------------------
Net increase                                       158,646         $1,479,454
-----------------------------------------------------------------------------


Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

  Putnam Investments has won the DALBAR Service Award 8 times in the past 9 years. In 1997 and 1998, Putnam was the only company to win all three DALBAR awards: for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

  Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

  Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

  You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

  For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

  www.putnaminv.com

  To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

  1-800-225-1581

* DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]**

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Susan McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Pennsylvania Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


SA054-57655 047/226/2AE 1/00